UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2012
___________

VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54-1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)
Registrant’s telephone number, including area code:  (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Valley Financial Corporation (the “Company”) was held on May 2, 2012.  The matters considered and voted on by the shareholders at the Annual Meeting and the results were as follows:

1.	The election of three directors to serve a three-year term, expiring in 2015. The table below sets forth the voting results for each nominee.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ellis L. Gutshall	2,884,473	48,259	828,786
Mason Haynesworth	2,884,473	48,259	828,786
George W. Logan	2,884,158	48,574	828,786

2.	The non-binding resolution to approve the 2011 compensation program for the named executive officers was approved by the shareholders by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,793,665	68,380	70,687	828,786

3.	The ratification of the Company’s external auditors for the year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,756,588	3,130	1,800	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date:May 3, 2012	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer